Exhibit 10.15

China Construction Bank
Entrusted RMB Loan Contract
(Text for Three Parties)

Contract No.: (2006) Jian Song Wei Zi No. 01
Type of Loan: Entrusted Loans by Local Finance Department

Borrower (Party A): Fujian Yada Food Co., Ltd.
Domicile: Shuinan Industrial Zone, Songxi County
Legal representative (Person-in-Charge): Zhan Youdai
Tel: 0599-2325688
Fax: 0599-2332598
Post code: 353500

Entrusting Lender (Party B): Finance Bureau of Songxi County
Domicile: 68 Main Street, Songxi County
Legal representative (Person-in-Charge): Chen Huibiao
Tel: 0599-2324451
Fax: 0599-2324451
Post code: 353500

Entrusted Lender (Party C): Songxi Sub-branch, China Construction Bank Corporation Limited
Domicile: 121 Jiefang Street, Songxi County
Person-in-Charge: Guo Rongbiao
Tel: 0599-2321482
Fax: 0599-2322644
Post code: 353500

Borrower (hereinafter referred to as "Party A"): Fujian Yada Food Co., Ltd.
Entrusting Lender (hereinafter referred to as "Party B"): Finance Bureau of Songxi County
Entrusted Lender (hereinafter referred to as "Party C"): Songxi Sub-branch, China Construction Bank Corporation Limited

In consideration of the business needs and loan request of Party A, Party B agrees to entrust Party C with granting the Entrusted Loans to Party A. To clarify the rights and obligations of each party, this contract is made and entered into by and among the three parties hereto through mutual consultation pursuant to the relevant laws and regulations of China, for the parties hereto to abide by and execute.

I. Loan Amount
Party A intends to borrow (in words) THREE MILLION EIGHT HUNDRED AND SEVENTY THOUSAND RENMINBI ONLY from Party B.

II. Loan Purposes
Party A will use the Loans for the purposes of the bamboo shoot product processing project of Fujian Yada Food Co., Ltd.

III. Loan Term
The Loan Term provided herein is fifty two months plus eighteen days, that is, from 6 June, 2006 to 24 October, 2010.
In case of any discrepancy in the Starting Date of the Loan Term hereunder and that provided in the Loan Redeposit Note, the latter shall prevail; the Loan Term shall be postponed accordingly. The Loan Redeposit Note which forms part of this Contract is equal with this Contract in legal force.

IV. Interest Rates, Interest Accrual and Interest Settlement of the Loan
1.	The interests under the Contract will be accrued and settled by the first method as below.
① The interests of the Loans shall be calculated monthly at the rate of 2‰ and settled on a quarterly basis, and the Interest Settlement Date is the 20th day of every quarter (month/last month in a quarter/last month in a year).
② Left blank.
2.
The interests of the Loans shall be calculated from the date when the Loans are re-deposited to Party A's account. If Party B needs to adjust the interest rates during the Term of the Contract, after negotiation with Party A, Party B shall notify Party C to adjust the interest rates in the form of a written notice signed and confirmed by Party A and Party B.

V. Loan Granting
1.	Party C has the obligation to grant the Loans only if the following conditions are satisfied at once:
(1)	The entrusted funds of Party B have been allocated to its Entrusted Loan Fund Account opened in Party C.
(2)	Party C has received the Entrusted Loan Granting Notice from Party B.
2.	Loan Granting Schedule
RMB 3,870,000.00 on 6 June, 2006; RMB           on             ;
[BLANK BELOW]
RMB     on                    ; RMB           on             ;
RMB     on                    ; RMB           on             ;
RMB     on                    ; RMB           on             ;

3.	Party C will transfer the Loans to Party A's General Deposit Account with Party C. Account No.: 35001677607059568888.

VI. Loan Repayment
1.	Repayment Order
Any repayment from Party A hereunder shall be made first to satisfy the interest accrued and then the balance of the principal. Any adjustment shall be subject to the written notice from Party B.

2.	Interest Payment
Party A shall pay the interest due to Party B through Party C on the Interest Settlement Date. The first Interest Payment Date is the first Interest Settlement Date after the Loans are granted. When the last loan is paid off, the interest will be settled and paid together with the capital.

3.	Capital Repayment

Party A shall repay the capital and interests of the Loans as per the following schedule:
RMB 1,940,000.00 on 24 October, 2009; RMB 1,930,000.00 on 24 October, 2010;
[BLANK BELOW]
RMB     on                    ; RMB           on             ;
RMB     on                    ; RMB           on             ;
RMB     on                    ; RMB           on             ;

4.	Repayment Method
Party A shall deposit the full amount of the current payables into the account with Party C prior to the Repayment Date set out in the Contract and complete the repayment procedures in a timely manner.

5.	Loan Prepayment
Upon written consent from Party B and notice to Party C, Party A can prepay part or all of the capital and interests of the Loans.
If Party A prepays the capital and interests of the Loans, the interests shall be calculated based on the actual use period of the funds and the loan interest rate as provided herein. If Party A repays the Loans by instalment and intends to prepay part of the capital and interest of the Loans, the payment shall be made in the reverse order on the Repayment Schedule. After the prepayment, the loan interest rates provided herein shall remain applicable for the unpaid Loans.

6.	Tax Payment
Party B entrusts Party C with withholding and remitting the business tax at the rate of [BLANK HERE] when Party A repays the interests.

VII. Alteration & Termination of the Contract
1.	Once the Contract comes into force, neither party shall alter or terminate the Contract without the other party's consent.

2.
If Party A does not satisfy the preconditions for use of the funds as required by Party B before the funds are used, Party B has the right to unilaterally terminate the Contract and give written notice to Party A and Party C.

3.
When the Loans are due to be repaid and by virtue of change in the objective conditions, Party A is still unable to repay the Loans despite its efforts, Party A may apply to Party B           days prior to the Due Date of the Loans for deferment. Once the application is approved by Party B and a written notice is given to Party C, Party A, Party B and Party C will sign an Agreement on Deferred payment as the enclosure to the Contract.

VIII. Rights and Obligations of Party A
1.	Rights of Party A
(1)	Party A has the right to request Party B and Party C to grant the Entrusted Loans in accordance with the Contract.
(2)	Party A has the right to use the Loans in accordance with this Contract.
(3)
Under the condition that it complies with the rules stipulated by Party B, Party A has the right to apply to Party B for loan deferment and with the approval from Party B, complete the deferment procedures with Party B and Party C in a timely manner.

(4)	Party A has the right to request Party B and Party C to keep confidential the relevant materials provided by Party A.

2.	Obligations of Party A
(1)	Party A shall open a Primary Account or General Deposit Account with Party C and shall not relocate the account.
(2)	Party A shall use the Loans for the purposes as provided in this Contract and shall not misuse or misappropriate the Loans.
(3)	Party A shall provide Party B and Party C with information of the relevant conditions in accordance with the requirements of Party B, and assure that such information is true, complete and valid.
(4)	Party A shall actively cooperate with Party B and Party C in the inspection and supervision of the use of the Loans hereunder.
(5)	Party A shall repay the capital and interests of all the Loans on schedule in accordance with the Contract.
(6)	Party A shall give written notice to Party B and Party C in a timely manner when there is any alteration of the name, Legal Representative, domicile and business scope of Party A.
(7)	Party A shall bear the fees for lawyer's services, insurance, assessment, registration, escrow, identification and notarization which are associated with this Contract.
(8)	Other obligations: BLANK HERE

IX. Rights and Obligations of Party B and Party C
1.	Rights of Party B and Party C

(1)	Party B and Party C have the right to inspect and supervise Party A's use of the Loans.
(2)	Party B and Party C have the right to know about the operation and financial activities of Party A.
(3)
Party B has the right to entrust Party C with the recovery of the capital and interests of the Loans in accordance with the Contract. For any payables from Party A to Party B arising under the Contract, Party B has provided in writing that Party C has the right to deduct directly from Party A's account.

2.	Obligations of Party B and Party C
(1)
Party B shall pay the funds of the Entrusted Loans to Party C on schedule and to the full amount in accordance with the Contract. Party C shall grant the Entrusted Loans to the full amount in a timely manner, unless the delay of fund payment by Party B has caused Party C unable to do so.

(2)	Party B and Party C shall keep confidential all the relevant materials of plans, statistics and financial and accounting statements from Party A.

X. Liabilities for Breach of Contract
1.
If Party A misuses, misappropriates or delays the use of the Loans, then a fee for use of the Loans shall be charged monthly at the rate of 6‰ based on the amounts and days the Loans have been misused, misappropriated or delayed in use.

2.
If Party A fails to pay the interests on schedule and fails to do so during the period when the Loans are misappropriated or delayed in use, then a fee for use of the Loans shall be charged monthly at the rate of 6‰ based on the amounts of the overdue interests.

3.
During the Term of the Contract, Party C has the right to suspend the Loans which have not been paid and to dispose of them as per the written comments from Party B when one of the following conditions occur to Party A:

(1)	Party A has not provided Party B and Party C with true, complete and valid information as required.
(2)	Party A has not used the Loans in accordance with this Contract.
(3)	Party A has not repaid the capital and interests of the Loans on schedule in accordance with the Contract.
(4)	Party A has denied the supervision and inspection by Party B and Party C on its use of the Loans.
(5)	Party A has shifted the assets and illegally withdraw the funds to evade the debts.
(6)	Party A has involved in or is about to be involved in serious litigation or arbitration procedures and other legal disputes that Party B may deem to affect the security of the loan assets.
(7)	Party A has violated the other obligation clauses related to Article 8 of the Contract, which Party B deems sufficient to impact Party A's ability to pay off debts.
(8)	The other conditions:

4.
In case that Party B fails to transfer the Entrusted Loans to the account specified by Party C in a timely manner and to the full amount, any loss caused by such impact on Party C's granting the Loans to Party A shall be compensated by Party B.

5.	When the Entrusted Loans fail to be granted in accordance with the Contract by reason of Party B, Party B shall compensate for the corresponding losses caused to Party C.
6.
When the funds from Party B has been transferred to the account specified by Party C, Party C has received the Entrusted Loan Granting Notice from Party B, and the Contract has come into force, if the Loans can not be granted in a timely manner and to the full amount by reason of Party C, a compensation equal to 0.6‰ of delayed amount multiplying days of delay should be paid to Party A.

7.
When Party C has failed to grant the Loans in a timely manner and to the full amount as instructed by Party B, Party C shall assume the responsibilities for breach of the contract in accordance with the Entrusted Loans Agreement.

XI. Other Matters Agreed Upon
1.
The guarantee involved in the Loans hereunder shall be otherwise agreed upon between Party A and Party B and shall be executed effectively in conjunction with the Contract. It can be sent to Party C by copy, but it is not related directly to the business of Party C as an agent.

2.	BLANK HERE

XII. Dispute Settlement
Any dispute arising from the execution of the Contract shall be settled by Party A and Party B with the assistance of Party C. If the negotiations fail, Party B has the right pursue litigation directly.
During the negotiation, the clauses of this Contract which are not involved in the disputes shall be performed.

XIII. Effectiveness
The Contract shall become effective once the Legal Representatives (Persons-in-Charge or Authorised Agents) of Party A and Party B, and the Person-in-Charge (or Authorised Agent) of Party C, affix their signatures and official seals to it respectively.

XIV. The Contract is made out in three original counterparts, one to be held by each of Party A, Party B and Party C, and in duplicate.

Party A: (official Seal)
(Seal: Fujian Yada Food Co., Ltd.)
Legal Representative (Person-in-Charge/Authorised Representative): (signature)
Date:

Party B: (official Seal)
(Seal: Finance Bureau of Songxi County)
Legal Representative (Person-in-Charge/Authorised Representative): (signature)
6 June, 2006

Party C: (official Seal)
(Seal: China Construction Bank Corporation Limited, Songxi Branch,)
Person-in-Charge (or Authorised Representative): (signature)
6 June, 2006